EX.3

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officer of the Buffalo Large Cap Fund, Inc. (the "Fund"), does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Fund for the year ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund for the stated period.

/s/ Kent W. Gasaway
----------------------------
Kent W. Gasaway
President and Treasurer,
Buffalo Large Cap Fund, Inc.

Dated: June 6, 2008

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Buffalo Large Cap Fund, Inc. for purposes of the Securities Exchange Act of 1934.